Write-down and loss on sale of vessels	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment Assets Held-for-sale Disclosure [Abstract]
Asset Impairment Charges
18. (Write-down) and Gain (Loss) on Sale of Assets
The Company's write-downs and vessel sales generally relate to vessels approaching the end of their useful lives as well as other vessels it strategically sells, or is attempting to sell, to reduce exposure to a certain vessel class.

The following table shows the (write-downs) and gains (losses) on sale of assets for the years ended December 31, 2021, 2020, and 2019:

			(Write-down) and Gain (Loss) on Sale of Assets
			Year Ended December 31,
Segment	Asset Type	Completion of Sale Date	2021 $	2020 $	2019 $
Teekay Parent Segment – Offshore Production (1)	2 FPSO units	N/A	—	(70,693)	(175,000)
Teekay Parent Segment - Offshore Production (2)	1 FPSO unit	N/A	—	—	(3,330)
Teekay Parent Segment - Other (3)	Operating lease right-of-use asset	N/A	—	(9,100)	—
Teekay Tankers Segment - Conventional Tankers (4)(5)	4 Suezmaxes	N/A	(66,916)	—	—
Teekay Tankers Segment - Conventional Tankers (4)	3 LR2 Tankers	N/A	(18,381)	—	—
Teekay Tankers Segment - Conventional Tankers (4) (6)	2 Aframaxes	N/A	(4,314)	(4,936)	—
Teekay Tankers Segment – Conventional Tankers (6)	4 Aframaxes	N/A	—	(25,869)	—
Teekay Tankers Segment – Conventional Tankers (6)(7)	2 Aframaxes	Feb-2021	—	(22,579)	—
Teekay Tankers Segment - Conventional Tankers (6)(8)	2 Aframaxes	Sep/Nov-2021	(2,042)	(13,634)	—
Teekay Tankers Segment – Conventional Tankers (9)	(9)	Apr-2020	—	3,081	—
Teekay Tankers Segment – Conventional Tankers	3 Suezmaxes	Feb/Mar-2020	—	(2,627)	—
Teekay Tankers Segment – Conventional Tankers	3 Suezmaxes	Dec-2019/Feb-2020	—	—	(5,544)
Teekay Tankers Segment – Conventional Tankers	Operating lease right-of-use assets	N/A	(715)	(2,881)	—
Total			(92,368)	(149,238)	(183,874)
(1)During the years ended December 31, 2020 and December 31, 2019, Teekay Parent recognized impairment charges in respect of two of its FPSO units. In the first quarter of 2020, CNRI provided formal notice to Teekay of its intention to cease production in June 2020 and decommission the Banff field shortly thereafter. As such, in the third quarter of 2020, the Company removed the Petrojarl Banff FPSO unit from the Banff field and redelivered the Apollo Spirit FSO to its owner. During 2020, the ARO relating to the Petrojarl Banff FPSO unit and Phase 2 was increased based on changes to cost estimates and the carrying value of the unit was fully written down. During 2020, the Company also made changes to its expected cash flows from the Sevan Hummingbird FPSO unit based on the market environment and oil prices, and contract discussions with the customer, which resulted in a full write-down of its carrying value.
(2)On March 27, 2020, the Company entered into a bareboat charter agreement for the Petrojarl Foinaven FPSO unit, which was accounted for as a sales-type lease and resulted in the recognition of a gain of $44.9 million during the year ended December 31, 2020. See Note 2.
(3)During the year ended December 31, 2020, the Company made changes to its expected cash flows from the Suksan Salamander FSO unit, which it in-chartered from Altera under an operating lease, to take into account progress relating to the early termination of the in-charter and the novation of the charter contracts with the customer to Altera. The novation of the charter contracts was completed in the first quarter of 2021 and the in-charter terminated at the same time. The ROU asset was written down to its estimated fair value, using a discounted cash flow approach.
(4)During the year ended December 31, 2021, Teekay Tankers wrote down the carrying values of three Suezmax tankers, three LR2 tankers and one Aframax tanker by $85.0 million to their estimated fair values using appraised values provided by third parties, primarily due to a weaker near-term tanker market outlook and a reduction in charter rates as a result of the current economic environment, which has been impacted by the COVID-19 global pandemic. In March 2022, Teekay Tankers agreed to the sale of one Aframax tanker for a sales price of $15.0 million (see Note 24). The vessel is expected to be delivered to its new owner in April 2022 and therefore, the vessel and its bunker and lube oil inventory are classified as held for sale on the Company's consolidated balance sheet as at December 31, 2021. During the year ended December 31, 2021, the vessel was written down to its estimated sales price less estimated selling costs.
(5)In January 2022, Teekay Tankers agreed to the sale of one Suezmax tanker for a sales price of $15.5 million (see Note 24). The vessel was delivered to its new owner in February 2022 and therefore, the vessel and its bunker and lube oil inventory are classified as held for sale on the Company's consolidated balance sheet as at December 31, 2021. During the year ended December 31, 2021, the vessel was written down to its agreed sales price less selling costs.
(6)During the year ended December 31, 2020, Teekay Tankers wrote down the carrying values of nine Aframax tankers to their estimated fair values, using appraised values provided by third parties, primarily due to a weaker near-term tanker market outlook and a reduction of charter rates as a result of the current economic environment, which had been impacted by the COVID-19 global pandemic. Teekay Tankers recorded a write-down of $65.4 million related to these vessels. In January 2022, Teekay Tankers agreed to the sale of one of the previously written-down Aframax vessels for a price of $13.1 million (see Note 24). The vessel is expected to be delivered to its new owner in April 2022 and therefore, the vessel and its bunker and lube oil inventory are classified as held for sale on the Company's consolidated balance sheet as at December 31, 2021.
(7)During the year ended December 31, 2021, Teekay Tankers agreed to the sale of two Aframax tankers for an aggregate sales price of $32.0 million. The vessels were delivered to their new owners in March 2021 and both vessels and their related bunkers and lube oil inventory were classified as held for sale on the Company's consolidated balance sheet as at December 31, 2020. The vessels were written down to their agreed sales price less selling costs.
(8)During the year ended December 31, 2021, Teekay Tankers sold two Aframax tankers recognizing a gain on sale of $0.5 million. These vessels were delivered to their new owners in September and November 2021. During the year ended December 31, 2021, the two tankers were written down to their estimated sales price less estimated selling costs.
(9)On April 30, 2020, Teekay Tankers completed the sale of the non-US portion of its ship-to-ship support services business as well as its LNG terminal management business for proceeds of $27.1 million, including an adjustment of $1.1 million for the final amounts of cash and other working capital present on the closing date.

See Note 3 – Segment Reporting for the (write-downs) and gains (losses) on sale of assets, by segment for 2021, 2020 and 2019.